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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the use of our report dated August 9, 1996 on the financial statements of Patlex Corporation for the years ended June 30, 1996 and 1995 included in the Annual Report of DBT Online, Inc. on Form 10-KSB for the fiscal year ended June 30, 1996.



                                                  /s/ ERNST & YOUNG LLP
                                                  ------------------------
                                                  ERNST & YOUNG LLP

Chicago, Illinois
September 25, 1996